UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 6, 2009

Winner Medical Group Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-16547	33-0215298
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Winner Industrial Park, Bulong Road
Longhua, Shenzhen City, 518109
People’s Republic of China
 (Address of Principal Executive Offices)

(86-755) 28138888
Registrant’s Telephone Number, Including Area Code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 6, 2009, Winner Medical Group Inc., the “Registrant”, issued a press release announcing that it will release its results for the third quarter ended June 30, 2009 on Tuesday, August 11, 2009. The Registrant will host a management conference call to discuss the results at 5 a.m. (Pacific)/ 8 a.m. (Eastern)/ 8 p.m. (Shenzhen/ Hong Kong) on Wednesday, August 12, 2009. The press release is attached as Exhibit 99.1 to this report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No	Description

99.1	Press Release of Winner Medical Group Inc., dated August 6, 2009.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Winner Medical Group Inc.

Date: August 6, 2009	By:	/s/ Jianquan Li
Jianquan Li
President and Chief Executive Officer